UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

Pacific Biosciences of California, Inc.

(Name of Registrant as Specified In Its Charter)

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☒No fee required

☐Fee paid previously with preliminary materials

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

2024 Annual Meeting
Vote by June 17, 2024
11:59 PM ET

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.
1305 O'BRIEN DRIVE
MENLO PARK, CA 94025

V37518-P08647

You invested in PACIFIC BIOSCIENCES OF CALIFORNIA, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 18, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and the Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 18, 2024
9:00 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/PACB2024

*Please check the meeting materials for any special requirements for meeting attendance.

V2.0

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Randy Livingston	For
1b.	David Meline	For
1c.	Marshall Mohr	For
1d.	Hannah A. Valantine, M.D.	For
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024.	For
3.	To approve, on an advisory basis, the compensation of our named executive officers.	For
4.	To approve the amendment of our 2020 Equity Incentive Plan.	For
5.	To approve an amendment to our certificate of incorporation to declassify our board of directors.	For
6.	To approve an amendment to our certificate of incorporation to limit the liability of officers as permitted by law.	For
7.	To approve one or more adjournments of the meeting from time to time, if necessary or appropriate (as determined by our board of directors or the chairperson of the meeting), including to solicit additional proxies to vote in favor of any of Proposals 1-6 above in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve any of Proposals 1-6 above.	For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V37519-P08647